QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 November 26, 2001

CASCADE NATURAL GAS CORPORATION
(Exact name of Registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation or organization)

1-7196
(Commission file number)

91-0599090
(I.R.S. Employer Identification No.)

222 Fairview Avenue North Seattle, WA	98109
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number including area code)
 (206) 624-3900

ITEM 5. OTHER EVENTS.

    On November 26, 2001, the Registrant issued and sold $40,000,000 principal amount of its 7.50% Notes Due November 15, 2031 (the "Notes"), pursuant to a Registration Statement on Form S-3 (No. 333-69516), which was declared effective on October 11, 2001, and a Prospectus Supplement dated November 16, 2001 to a Prospectus dated October 11, 2001. This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)
Financial Statements

None

(b)
Pro Forma Financial Information

None

(c)
Schedule of Exhibits

Exhibit 1.  Underwriting Agreement dated November 16, 2001 between the Registrant and Edward D. Jones & Co., L.P., as underwriter.

Exhibit 4.  Officers' Certificate dated November 26, 2001 establishing the Notes (including the form of Note).

2

SIGNATURE

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

November 26, 2001	By	/s/ J.D. WESSLING
Date		J. D. Wessling Sr. Vice President—Finance, Chief Financial Officer

3

QuickLinks

  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE